UNICORN HUNTERS

TransparentBusiness
DBA: Unicorn Hunters
Shareholder Meeting

March 7th, 2022

The only show that can make you rich.

Agenda

Agenda

Our Journey

2016-2021: a software startup to **a unicorn**

2021: launching a **unicorn-minting** show

2022: introducing **Unicoin**

Our Objective

To increase shareholder value by:

- developing a diversified portfolio of equity stakes in emerging growth companies
- becoming a leader in the fast-growing crypto market

Update on Unicorn Hunters

“The most iconic business series of recent times” - Forbes


UNICORN HUNTERS

The Unicorn Hunters show **democratizes access to wealth-creation** by providing individual investors with transparent access to select pre-IPO investment opportunities.

PERFORMANCE

10 months = a validated business model

>1.4B

Impressions

>36M

YouTube views

>121K

YouTube subscriptions

>43M

Interactions (clicks, shares, likes, saves, comments)

>$138M

Investment applications

>15.1M

Full episodes viewed

Through our show, founders of
highly scalable startups can pitch

millions of viewers
around the world
raising funds
for expansion

BREAKTHROUGH REACH

5 + **9**

New Media Alliances

Closing soon

MONEY ▷ TALKS

7 Events

To date

>6.6M

Combined views

>121,000

YouTube channels subs

THE ECOSYSTEM

UNICORN NEWS

MONEY TALKS

Unicorn MARKETPLACE

UNICORN HUNTERS

Unicorn Academy

UNICORN HUNTERS CLUB

UNICORNIAS LAB

MONEY TALKS


DÍA INTERNACIONAL DE LA MUJER
Edición Especial
Mujeres, inversión, y dinero: Iniciativas que marcan la diferencia
Martes, 8 de Marzo 3 PM (EST)
MONEY TALKS
UNICORN HUNTERS
PRESENTADO POR
Silvina Moschini,
Presidente y Productora Ejecutiva, Unicorn Hunters
INVITADA ESPECIAL:
María Noel Vaeza,
Directora Regional de ONU Mujeres para América y el Caribe


INTERNATIONAL WOMEN'S DAY
Special Edition
MONEY TALKS
UNICORN HUNTERS
Women, Money & Investment in the Digital Age
HOSTED BY:
Silvina Moschini,
President and Executive Producer, Unicorn Hunters
WITH SPECIAL GUEST:
Rosie Rios,
Former Treasurer of the United States
Tuesday, March 8th
4 PM (EST)

MEET THE FEATURED COMPANIES

High-growth scaleups on their way to a billion dollar valuation.


UNICORN HUNTERS

UE LifeScience seeks to improve women's lives around the world with demographic accessible preventive oncology solutions.


MYMEE

Mymee works with physicians to support patients with autoimmune diseases and long-term symptoms of COVID-19 manage their symptoms.


UNICORN HUNTERS

VastMindz uses non-invasive facial screening to report heart rate, oxygen saturation, respiration rate, stress levels and blood pressure accurately and quickly.

MEET THE FEATURED COMPANIES

High-growth scaleups on their way to a billion dollar valuation.


UNICORN HUNTERS
grocery
shopii

Grocery Shoppi uses predictive analytics to help grocers increase revenue and build loyalty through an online shopping experience that is easy, fast and meets shoppers' desire for cooking inspiration and "one-click" convenience.


UNICORN HUNTERS

Geneprodx developed ThyroidPrint, a diagnostic genetic test that predicts cancer with over 95% accuracy . It is the only test that has been validated in two independent clinical trials.

FEATURED ON

Variety
MarketWatch
Forbes
Markets Insider
Entrepreneur
People
CNN Business
Axios
yahoo!
Newsday
Fox Business
InvestmentNews
NBC

Media Coverage

March 8th, 2022

MEDIA COVERAGE


Inc.

NEWSLETTERS SUBSCRIB

ICONS & INNOVATORS

Steve Wozniak Says to Focus on These 3 Things When You Pitch Your Startup to Investors Here's what you need to do to impress the co-founder of Apple.

BY FRAN VELASQUEZ, EDITORIAL INTERN, INC. @_FRANVELA



ACTOR CHRIS DIAMANTOPOULOS JOINS 'UNICORN HUNTERS' PANEL
cheddar news
LIVE


Forbes AR Today Innovación Liderazgo Money Negocios Lifestyle Millonarios

COLUMNISTAS

Cinco tendencias del emprendedurismo para 2022

Silvina Moschini cofundadora de TransparentBusiness


EXPRESS Home of the Daily and Sunday Express

LOGIN

Discount codes

HOME NEWS SHOWBIZ & TV SPORT COMMENT FINANCE TR

PERSONAL FINANCE CITY & BUSINESS THE CRUSADER

John Bercow shares his tips on what 'would help' when pitching to investors

JOHN BERCOW shared what he will be looking for when deciding whether to invest in an up-and-coming business.

By MARK OLDACRES

PUBLISHED: 04:00, Sat, Aug 14, 2021



yahoo!finance
Search for news, symbols or companies
TECH TALK
yahoo! finance
STEVE WOZNIAK ON INVOLVEMENT IN TV SHOW 'UNICORN HUNTERS'
LIVE


El Comercio

Unicorn Hunters: El programa que conecta a emprendedores con los capitales en el mundo

La serie reúne a un panel de expertos y líderes del emprendimiento en un "Círculo del Dinero" discuten qué emprendimiento financiarán.

Unicorn Hunters estrenó su segunda temporada este 2022. (Foto: Difusión)

MEDIA COVERAGE


Domingo, 6 marzo 2022 ISSN 2745-2794

Semana

Suscribirse | Crear cuenta

Elecciones 2022 | Semana TV | Economía | Impresa | Más

Cápsulas

Unicorn Hunters crea criptomoneda que pagará dividendos; estará disponible en 2023

25/2/2022

Unicorn Hunters lanzó al mercado Unicoin, una criptomoneda de última generación que paga dividendos y está respaldada por capitales privados de compañías con gran potencial de crecimiento. Se espera que esté disponible en los principales sitios de intercambio de criptomonedas a principios de 2023.

Unicorn Hunters asegura que esta criptomoneda fue diseñada para solucionar la volatilidad extrema de los *tokens* tradicionales y para ofrecer a sus tenedores una solución alternativa frente a la inflación.


#AgendaEconómica
SILVINA MOSCHINI
PRODUCTORA EJECUTIVA DE UNICORN HUNTERS
CNN CHILE
CNNCHILE.com
Quinto periodista asesinado en México en lo que va del 2022
20:24


BAE NEGOCIOS

Una empresaria argentina lanza una criptomoneda en Estados Unidos

Silvina Moschini, la primera mujer del país en crear un unicornio, comenzó a incursionar en activos digitales. Unicoin promete financiar a compañías de alto crecimiento

Por Gustavo Grimaldi


Forbes | PAÍSES | LIFE | COUNTRY BRANDING | BRAND VOICE | FORO DE NEGOCIOS

Unicorn Hunters lanza su propia criptomoneda

Unicoin fue diseñada para solucionar la volatilidad extrema de los tokens tradicionales y ofrecer a sus tenedores una solución alternativa frente a la inflación.

UNICOIN
PORTFOLIO
BACKED


adn40
SILVIA MOSCHINI • PRODUCTORA EJECUTIVA DE UNICORN HUNTERS
DIVERSIFICACIÓN DE ACTIVOS PARA PROPIETARIOS DE CRIPTOMONEDAS
CENTRO 14:50
EU Y FRANCIA PACTAN SANCIONES CONTRA RUSIA EN CASO DE INVADIR UCRANIA


INSIDER

Apple cofounder Steve Wozniak breaks down the key company traits that inform his investment process, including lessons from Apple's origins — and says bitcoin is the only 'pure-gold' cryptocurrency

Fundamentally, Steve Wozniak said he considered two things when investing: "the product and the people." Unicorn Hunters

MEDIA TOURS & SUMMITS

RITOSSA SUMMITS
GLOBAL FAMILY OFFICE INVESTMENT SUMMITS

“World’s No. 1 Family Office Investment Conference, where World Leaders & Elite Family Office Investors Unite Together to Invest and Create A Brighter Future”

The UAE is envisioning the future beyond the COVID 19 crisis and we are working toward doubling our economy by 2030.

trescon WBS
WORLD BLOCKCHAIN SUMMIT

RE-IMAGINING THE FUTURE OF FINANCE WITH CRYPTO AND BLOCKCHAIN

WBS Dubai, the most influential crypto & blockchain conference in the Middle East since 2017, will return to an in-person format event in March 2022.

The focus will be on Blockchain, Crypto, NFT, the Metaverse, Web 3.0 ecosystems and their wide-reaching effect on commerce, culture, and communities.

GLOBAL ENTREPRENEURSHIP CONGRESS RIYADH 2022

The Global Entrepreneurship Congress is a gathering of startup champions from around the world — working together to build one global ecosystem through a shared engine of innovation and economic growth in cities and countries everywhere.

Thousands of startup champions will gather for GEC 2022 in Riyadh, Saudi Arabia – one of the top 50 emerging startup ecosystems – to reboot, rethink and regenerate the global economy in a post-pandemic world.

OUR PARTNERS

Sourcing & Ecosystem

Microsoft For Startups

Google for Startups

asem

eit European Institute of Innovation & Technology

CORFO

STARTUP IRELAND

Startup México

iNNpulsa Colombia

Amplification

The Washington Post

BingeNetworks.tv

GRUPO EXPANSIÓN

CONTINENTAL

EL OBSERVADOR

SOURCING & ECOSYSTEM PARTNERS

Microsoft For Startups

- Global scaleups dealflow
- Sponsorships & product placement.
- Episodes amplification
- High end speakers for events

asem

- Scaleups deal flow @Mexico
- Events amplification
- Local networking facilitator.

CORFO

- Scaleups deal flow @Chile
- Events amplification
- Local networking facilitator.

Startup México

- Scaleups deal flow @Mexico
- Events amplification
- Local networking facilitator.

UN WOMEN

- Female investors community development & growth
- Female lead scaleups dealflow

Google for Startups

- Global Scaleups nominations
- Mentorships & educational content for scaleups.

eit | European Institute of Innovation & Technology

- Scaleups deal flow @Europe
- Events amplification
- Local networking facilitator.

ScaleIreland

- Scaleups dealflow @Ireland
- Special edition - Country version.

iNNpulsa Colombia

- Unicorn Hunters´ penetration across Colombia.
- Special edition - Country Version
- Brand awareness & positioning through government institutions.

Meta for Business

- Mentorships & educational content for scaleups.

Goal

Create a strategic alliances to promote interest and investment in the startup ecosystem in country, positioning **each partner** as a leader in coverage of this topic.

Main Activities with Partners

Flow (OTT)

Possibility of broadcasting the content of the Unicorn Hunters episodes on the Flow OTT.

YouTube channel activities

· We offer the development of exclusive content for the YouTube channel.

· Possibility of publishing episodes of UH on the Youtube channel of the partnerl, with "YouTube Fingerprint" permissions so that they can transmit it in parallel to our channel.

Development of a microsite on investments in startups / scaleups at Partners' sources

· Acess to all the episodes of UH

· Articles on the unicorn ecosystem in LATAM

UNICORN HUNTERS

POWERED BY PARTNERS

Print Edition

· Possibility of developing exclusive content for the printed version.

· Interviews with participants and circle of money of Unicorn Hunters.

Development of special content in streaming format for "paid subscribers" in Partners' sources

· Exclusive interviews with participants and circle of money of Unicorn Hunters.

· Exclusive Money Talks and Skirt the rules webinars

Expansión México


Business Show
Special magazine issue
Transmedia Campaign
UNICORN HUNTERS
EXPANSIÓN
Exclusive digital section
Unicorn Hunter Summit

Expansión México

UNICORN HUNTERS | EXPANSIÓN

The Summit

A meeting with the circle of the money and the greatest leaders across the country, who will participate and debate the best qualities a unicorn must have.

- New business models
- The most innovative companies
- Investment opportunities

Awards to the next Unicorns

UNICORN HUNTERS

EXPANSIÓN

Expansión México

- Microsite with episodes and articles
- Banners, OOH and print edition promoting Unicoin



EXPANSIÓN
Últimas Noticias Empresas Economía Tecnología Política Mujeres Internacional Opinión Life and Style Obras Más
Revista Digital
UNICORN HUNTERS
EXPANSIÓN
Invierte en Unicorn Hunters
FAR UV TECHNOLOGIES
¿FRUSTRADO CON LA ALTA INFLACIÓN?
UNICOIN
EMPEZAR A INVERTIR
¿FRUSTRADO CON LA ALTA INFLACIÓN?
UNICOIN
EMPEZAR A INVERTIR
UNICOIN
¿FRUSTRADO CON LA ALTA INFLACIÓN?
PRESENTAMOS
UNICOIN
Una cripto moneda de última generación que paga dividendos y está respaldada por un Fondo Global de Innovación.
EMPEZAR A INVERTIR

Expansión México

UNICORN HUNTERS | EXPANSIÓN

Transmedia Campaign

360° campaign across Mexico

Out of Media, which includes publicity at public transportation (buses and subway stations), malls and airports.

All our **digital media** as websites, social media, podcast and print.


UNICORN HUNTERS
EXPANSIÓN
LOS NUEVOS
UNICORNIOS
MEXICANOS

El Observador Uruguay

- Microsite with episodes and articles
- Banners promoting Unicoin


UNICOIN
¿FRUSTRADO CON LA ALTA INFLACIÓN?
PRESENTAMOS
UNICOIN
Una cripto moneda de última generación que paga dividendos y está respaldada por un Fondo Global de Innovación.
EMPEZAR A INVERTIR


EL OBSERVADOR
UE Life Science
VER EPISODIO
UNICORN HUNTERS
¿FRUSTRADO CON LA ALTA INFLACIÓN?
UNICOIN
EMPEZAR A INVERTIR

Radio Continental Argentina

- Microsite with episodes and articles
- Banners & radio promoting Unicoin



CONTINENTAL
Continental
Bravo Continental
24,8°
CAPITAL FEDERAL
INVERSORES
UnicornHunters: ¿Estás listo para invertir en el próximo unicornio?
Llega el show que te permitirá invertir en tiempo real. De la mano del "Círculo del dinero" y grandes emprendedores podrás acceder de manera exclusiva a cada uno de los proyectos presentados
UNICORN HUNTERS
Círculo del Dinero
MOE VELA
ROSIE RÍOS
STEVE WOZNIAK
SILVINA MOSCHINI
ALEX KONANYKHIN
LANCE BASS



UNICOIN
PORTFOLIO
BACKED BY
DIVERSIFIED
EQUITY
¿FRUSTRADO CON LA ALTA INFLACIÓN?
PRESENTAMOS
UNICOIN
Una cripto moneda de última generación que paga dividendos y está respaldada por un Fondo Global de Innovación.
EMPEZAR A INVERTIR



¿FRUSTRADO CON LA ALTA INFLACIÓN?
UNICOIN
EMPEZAR A INVERTIR

ElColombiano

- Microsite with episodes and articles
- Banners promoting Unicoin


COLOMBIA ESPAÑA
Nuestro Grupo > Q'Hubo Propiedades Gente
Pico y Placa Medellín Jueves 0 y 7 0 y 7
elCOLOMBIANO
SUSCRIBIRME
INICIAR SESIÓN
ANTIOQUIA COLOMBIA MUNDO ECONOMÍA DEPORTES OPINIÓN CULTURA TENDENCIAS TECNOLOGÍA ENTRETENIMIENTO punto
UNICORN HUNTERS | 12:00AM
UNICORN HUNTERS
¿Estás listo para invertir en el próximo unicornio?
VIDEOS
Llegó la hora de hacer que tu dinero y trabajo duro, valga el doble.


UNICOIN
PORTFOLIO
BACKED BY
DIVERSIFIED
EQUITY
¿FRUSTRADO CON LA ALTA INFLACIÓN?
PRESENTAMOS
UNICOIN
Una cripto moneda de última generación que paga dividendos y está respaldada por un Fondo Global de Innovación.
EMPEZAR A INVERTIR


¿FRUSTRADO CON LA ALTA INFLACIÓN?
UNICOIN
EMPEZAR A INVERTIR

touch



WESTJET

WestJet - Inflight Entertainment

- This morning, we received confirmation that **WestJet** will show 6 episodes of Unicorn Hunters on their IFE
- WestJet carry over 22 million guests each year, with a fleet of over 150 aircraft. They fly to more than 100 destinations in North America, Central America, The Caribbean and Europe

- **Touch Inflight,** based in Portugal provide Inflight systems and content to over 30 airlines across the globe
- We aim to prove UH is perfect content for Inflight and expand the relationship to other airlines

SOON TO BE CLOSED PARTNERSHIPS

Televisa

Página SIETE

GRUPO RPP

PRIMICIAS


NYSE
TWX
1,250,654
VOLUME
TimeWarner

Claro video

CARACOL TELEVISIÓN


Our newest addition:
DIVIDEND-PAYING DIGITAL COIN BACKED BY DIVERSIFIED EQUITY PORTFOLIO*
UNICOIN
UNICOIN

Disrupting the crypto market

The Unicoin.

Total supply: 25B coins.

5B coins will remain with TB

Unicoins will be used to take additional equity positions in emerging growth companies, the best out of the numerous applicants to our *Unicorn Hunters* show.

Coinholders will, therefore, be stakeholders of a major global fund of innovations and will receive dividends when it's distributed by Unicoins, Inc.


DIVIDEND-PAYING DIGITAL COIN BACKED BY DIVERSIFIED EQUITY PORTFOLIO*
UNICOIN

SPAC Update

March 8th, 2022

AVERAGE REDEMPTION RATES



100%
75%
50%
25%
0%
Average Redemption Rate
Feb '21
Mar '21
Apr '21
May '21
Jun '21
Jul '21
Aug '21
Sep '21
Oct '21
Nov '21
Dec '21
Jan '22
Feb '22

Source: Boardroom Alpha

SPAC - LOSING STEAM

In February 2022, TB halted SPAC negotiations, due to:

- No minimum cash guaranty
- SPAC becoming synonyms with stock market failures.

TB will focus on more traditional means of achieving shareholder liquidity in 2022:

- Traditional IPO or
- Direct listing



SPACs losing steam
Performance of post-merger SPACs
.SPACPOST: 1-year change
$160
$140
$120
$100
$80
$60
Mar-2021
May-2021
Jul-2021
Sep-2021
Nov-2021
Jan-2022
SOURCE: CNBC
CNBC

Financial Report

March 8th, 2022

Profit & Loss

TransparentBusiness Consolidated Group (New)

Revenue	2021	2020	Variance ($)	Variance (%)
SaaS Revenue	$116.393	$155.799	-$39.406	-25,29%
TaaS Revenue	$1.916.874	$801.839	$1.115.035	139,06%
Unicorn Revenue	$7.439.868	$0	$7.439.868	
Acquisition Revenue	$13.049.865	$847.570	$12.202.295	1439,68%
Other Revenue	$0	$1.065	-$1.065	-100,00%
Total Revenue	**$22.523.000**	**$1.806.273**	**$20.716.727**	**1146,93%**
Cost of Sales				
SaaS CoS	$899	$0	$899	
TaaS CoS	$808.883	$42.076	$766.807	1822,46%
Unicorn CoS	$12.796.833	$0	$12.796.833	
Acquisition CoS	$10.540.396	$587.242	$9.953.154	1694,90%
Other CoS	-$530	$244.384	-$244.914	-100,22%
Total Cost of Sales	**$24.146.481**	**$873.702**	**$23.272.779**	**2663,70%**
Gross Profit Before Depreciation	**-$1.623.481**	**$932.571**	**-$2.556.052**	**-274,09%**
Expenses				
Finance & Administration	$7.092.866	$1.698.328	$5.394.538	317,64%
Marketing & Advertising	$13.549.335	$5.365.249	$8.184.086	152,54%
Salaries & Benefits	$14.203.609	$3.851.888	$10.351.720	268,74%
Contractors	$2.388.603	$1.049.816	$1.338.786	127,53%
Travel & Entertainment	$174.754	$60.740	$114.014	187,71%
R&D	$474.678	$350.196	$124.481	35,55%
BOD Expenses	$110.486	$24.000	$86.486	360,36%
Total Expenses	**$37.994.330**	**$12.400.218**	**$25.594.112**	**206,40%**
Operating Profit Before Depn & Amort.	**-$39.617.811**	**-$11.467.647**	**-$28.150.164**	**-245,47%**
EBITDA	**-$39.535.071**	**-$12.437.866**	**-$27.097.205**	**-217,86%**

Balance Sheet - Assets

TransparentBusiness Consolidated Group (New)

	2021	2020	Variance ($)	Variance (%)
ASSETS				
Cash & Equivalents	$1.872.528	$9.961.818	-$8.089.291	-81,20%
Accounts Receivable	$2.221.639	$1.182.867	$1.038.772	87,82%
Other Current Assets	$464.098	$2.140.581	-$1.676.483	-78,32%
Total Current Assets	**$4.558.264**	**$13.285.266**	**-$8.727.002**	**-65,69%**
Fixed Assets	$5.322	$0	$5.322	
Intangible Assets	$3.396.706	$3.751.439	-$354.733	-9,46%
Investments or Other Non-Current Assets	$16.675.422	$8.255.372	$8.420.050	101,99%
Total Non-Current Assets	**$20.077.449**	**$12.006.811**	**$8.070.639**	**67,22%**
Total Assets	**$24.635.713**	**$25.292.077**	**-$656.363**	**-2,60%**

Balance Sheet - Liabilities & Owners Equity

TransparentBusiness Consolidated Group (New)				
	2021	2020		
LIABILITIES				
Short Term Debt	$1.216.000	$0	$1.216.000	
Accounts Payable	$1.920.087	$219.374	$1.700.714	775,26%
Tax Liability	$4.391.129	$4.390.753	$376	0,01%
Other Current Liabilities	$3.842.156	$1.781.712	$2.060.443	115,64%
Total Current Liabilities	**$11.369.373**	**$6.391.839**	**$4.977.534**	**77,87%**
Other Non-Current Liabilities	$1.668.588	$969.940	$698.648	72,03%
Total Non-Current Liabilities	**$1.668.588**	**$969.940**	**$698.648**	**72,03%**
Total Liabilities	**$13.037.960**	**$7.361.779**	**$5.676.181**	**77,10%**
EQUITY				
Retained Earnings	-$20.940.868	-$8.173.484	-$12.767.383	-156,20%
Current Earnings	-$39.974.689	-$12.704.583	-$27.270.105	-214,65%
Other Equity	$72.513.310	$38.808.365	$33.704.945	86,85%
Total Equity	**$11.597.753**	**$17.930.297**	**-$6.332.544**	**-35,32%**
Total Liabilities & Equity	**$24.635.713**	**$25.292.077**	**-$656.363**	**-2,60%**

Balance Sheet - Liabilities & Owners Equity

TransparentBusiness Consolidated Group (New)				
	2021	**2020**		
LIABILITIES				
Short Term Debt	$1.216.000	$0	$1.216.000	
Accounts Payable	$1.920.087	$219.374	$1.700.714	775,26%
Tax Liability	$4.391.129	$4.390.753	$376	0,01%
Other Current Liabilities	$3.842.156	$1.781.712	$2.060.443	115,64%
Total Current Liabilities	**$11.369.373**	**$6.391.839**	**$4.977.534**	**77,87%**
Other Non-Current Liabilities	$1.668.588	$969.940	$698.648	72,03%
Total Non-Current Liabilities	**$1.668.588**	**$969.940**	**$698.648**	**72,03%**
Total Liabilities	**$13.037.960**	**$7.361.779**	**$5.676.181**	**77,10%**
EQUITY				
Retained Earnings	-$20.940.868	-$8.173.484	-$12.767.383	-156,20%
Current Earnings	-$39.974.689	-$12.704.583	-$27.270.105	-214,65%
Other Equity	$72.513.310	$38.808.365	$33.704.945	86,85%
Total Equity	**$11.597.753**	**$17.930.297**	**-$6.332.544**	**-35,32%**
Total Liabilities & Equity	**$24.635.713**	**$25.292.077**	**-$656.363**	**-2,60%**

Cash Flow – Operating Activities

TransparentBusiness Consolidated Group (New)	2021	2020	Variance ($)	Variance (%)
OPERATING ACTIVITIES				
Net Income	-$39.974.689	-$12.397.988	-$27.576.701	-222,43%
Depreciation & Amortisation	$354.733	$29.561	$325.172	1100,00%
Change in Accounts Payable	$1.700.714	$104.279	$1.596.435	1530,93%
Change in Other Current Liabilities	$2.060.443	$1.465.214	$595.229	40,62%
Change in Tax Liability	$376	$4.388.018	-$4.387.642	-99,99%
Change in Accounts Receivable	-$1.038.772	-$1.155.392	$116.620	10,09%
Change in Other Current Assets	$1.676.483	-$2.083.064	$3.759.547	180,48%
Cash Flow from Operating Activities	**-$35.220.711**	**-$9.649.372**	**-$25.571.339**	**-265,01%**

Cash Flow – Investing & Financing Activities

TransparentBusiness Consolidated Group (New)

	2021	2020	Variance ($)	Variance (%)
INVESTING ACTIVITIES				
Change in Fixed Assets (ex. Depn and Amort)	-$360.055	-$29.561	-$330.494	-1118,00%
Change in Intangible Assets	$354.733	-$3.751.439	$4.106.172	109,46%
Change in Investments or Other Non-Current Assets	-$8.420.050	-$8.255.372	-$164.678	-1,99%
Cash Flow From Investing Activities	**-$8.425.372**	**-$12.036.372**	**$3.611.000**	**30,00%**
FINANCING ACTIVITIES				
Change in Other Equity	$33.704.945	$32.861.511	$843.433	2,57%
Change in Earnings not attributable to Retained Income	-$62.800	$273.427	-$336.227	-122,97%
Change in Short Term Debt	$1.216.000	-$45	$1.216.045	2674390,74%
Change in Other Non-Current Liabilities	$698.648	-$2.160.858	$2.859.505	132,33%
Cash Flow From Financing Activities	**$35.556.792**	**$30.974.035**	**$4.582.757**	**14,80%**
Change in Cash & Equivalents	**-$8.089.291**	**$9.288.291**	**-$17.377.582**	**-187,09%**
Cash & Equivalents, Opening Balance	$9.961.818	$673.527	$9.288.291	1379,05%
Cash & Equivalents, Closing Balance	$1.872.528	$9.961.818	-$8.089.291	-81,20%

Developing a Diversified Portfolio:

	2021	2022	2023	2024	2025	TOTAL
Participating Companies	5	25	50	50	50	205
Equity fee	5%	5%	10%	10%	10%	
Project average exit value of each company, $M	1,000	1,200	2,000	2,000	2,000	
Value of equity received, $M	250	1,500	10,000	10,000	10,000	31,750

Fundraising

March 8th, 2022

FUNDRAISING RESULTS

Equity - Round 5 - $4 per Share - $3.8M

Total Amount Raised in our Global Private Offering: $54.3M

- $52.4M - Equity shares
- $1.9M - convertible notes

Unicoin All Rounds

- Total Online Purchase Requests: 1,702
- Totalling $27.7M
- $10M+ cash collected in all rounds

2022 FUNDRAISING STRATEGY

Activity	USD
10 cents per coin round, 500M coins	$50M
25 cents per coin round, 400M coins	$100M
40 cents per coin round, 500M coins	$200M
TOTAL (for 1.4B coins)	**$350M**

USE OF INVESTMENT FUNDS

Concept	USD
Production Cost	$40M
Advertising and Marketing	$270M
Salaries	$19M
Overheads, (incl. legal, audits)	$10M
Reserve for Contingencies	$11M
TOTAL	**$350M**

UNICOIN "DIVIDEND"


DIVIDEND-PAYING DIGITAL COIN BACKED BY DIVERSIFIED EQUITY PORTFOLIO*
UNICOIN

"Every shareholder will receive one free Unicoin for each share"


THANKS FOR YOUR SUPPORT!
UNICORN HUNTERS
UNICORN HUNTERS